UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Cayson Acquisition Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Cayson Acquisition Corp

A Cayman Islands Exempted Company

205 W. 37th Street

New York, NY 10018

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. Eastern Time on _______, 2026

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of Cayson Acquisition Corp (“Cayson,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time, on _______, 2026, virtually, at https://www.virtualshareholdermeeting.com/_______, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. The accompanying proxy statement (the “Proxy Statement”) is dated _______, 2026 and is first being mailed to shareholders of the Company on or about that date.

The sole purposes of the Extraordinary General Meeting is to consider and vote upon and if thought fit, pass and approve the following resolutions:

●	to resolve as a special resolution, that the Company’s amended and restated memorandum and articles of association as adopted by special resolution dated September 19, 2024 with effect from September 23, 2024 and amended on March 18, 2026 (the “Existing Memorandum and Articles”) be amended in the manner set forth in Annex A to the accompany Proxy Statement (the “Extension Amendment”), pursuant to which the board of directors of the Company (the “Board”) may extend the date (the “Extension”) by which the Company must consummate a business combination (as defined in the Existing Memorandum and Articles) on a monthly basis, up to twelve (12) months (or until September 23, 2027) (the “Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Company’s sponsors, officers, directors, affiliates or designees (collectively, the “Insiders”) lend to the Company (each a “Contribution”) an aggregate of US$60,000 for each month utilized to consummate an initial business combination, which Contributions shall be deposited by the Company into the Trust Account (as defined in the Existing Memorandum and Articles) and thereby increase the per-share redemption price paid in connection with the ultimate consummation of a business combination or the Company’s liquidation (the “Extension Proposal”);

●	to resolve as an ordinary resolution, that the Investment Management Trust Agreement, dated as of September 19, 2024 and amended on March 18, 2026 (the “Trust Agreement”), entered into by and between Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), and the Company be amended (the “Trust Amendment”) to change the amount of funds to be deposited into the trust account in connection with extending the time to complete an initial business combination as described in the Extension Proposal (the “Trust Amendment Proposal”);

●	to resolve as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to approve the Extension Proposal and the Trust Amendment Proposal be approved (the “Adjournment Proposal”).

The Extension Proposal, Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

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The purpose of the Extension Proposal is to allow us more time to complete an initial business combination while limiting the amount of funds required to be deposited into the trust account to obtain such additional time. The purpose of the Trust Amendment Proposal is to allow us to amend the Trust Agreement to amend the amount of funds to be deposited into the trust account in connection with extending the time to complete an initial business combination as described in the Extension Proposal. The Extension Proposal and Trust Amendment Proposal are conditioned on each other.

As described in the prospectus for our IPO, we had up to 12 months from the closing of the IPO (or until September 23, 2025) to consummate an initial business combination. However, pursuant to the Existing Memorandum and Articles, we had the right to extend the period of time we had to consummate an initial business combination up to three times by an additional three months each (for a total of up to 21 months from the closing of the IPO, or until June 23, 2026), provided that the Insiders, upon five days’ advance notice prior to the applicable deadline, deposited into the trust account $600,000 (or $0.10 per share) for each extension. The Insiders made such deposit for the first three-month extension in September 2025 and for the second three-month extension in December 2025.

On March 18, 2026, we held an extraordinary general meeting virtually, with respect to voting on, among other things, a proposal to extend the date by which we were required to complete an initial business combination on a monthly basis, up to twelve (12) months (or until March 23, 2027) and a proposal to amend the investment management trust agreement, dated September 19, 2024, to allow us to extend the termination date up to twelve times to March 23, 2027 with all twelve extensions comprised of one month each by providing five days’ advance notice to the Trustee and depositing into the Trust Account a payment of $125,000 per extension until March 23, 2027. On each of March 19, 2026, April 22, 2026, May 21, 2026, June 23, 2026, July 22, 2026 and August 26, 2026, $125,000 was deposited into the Trust Account, extending in monthly increments the deadline from March 23, 2026 to September 23, 2026.

Without the Extension, if we are unable to complete a business combination on or before September 23, 2026 and the Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company. Accordingly, our Board believes that it is advisable and in our best interest of the Company and our shareholders to approve the Extension on the terms described herein. Notwithstanding the foregoing, we may decide to abandon the Extension Proposal at any time and for any reason prior to effectuating the Extension.

In connection with the Extension Proposal, holders of the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”) who purchased their ordinary shares as part of units sold in the IPO (such units the “Public Units” and such Ordinary Shares, the “Public Shares”, the holders thereof the “Public Shareholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of units (the “Private Placement”, such units the “Private Placement Units”, the Private Placement Units collectively with the Public Units the “units”) simultaneously with the closing date of the IPO, was deposited, including interest earned (net of taxes paid or payable), divided by the number of the then outstanding Public Shares, and which election we refer to as an “Election.” An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by the Extended Date.

WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME. If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a business combination when and if it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we may not be able to consummate our business combination.

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We urge you to vote at the Extraordinary General Meeting regarding the proposals.

Based upon the amount in the Trust Account as of _________, 2026, the most recent practicable date prior to the date of this proxy statement, which was approximately $___ million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $___ at the time of the Extraordinary General Meeting. Exercising redemption rights may result in a public shareholder receiving more than if the shareholder sold such shares in the open market and the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the Trust Account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON _______, 2026, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension Proposal is not approved and we do not consummate a business combination by September 23, 2026 and our Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), as contemplated by our IPO prospectus and in accordance with our Existing Memorandum and Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, each of which will automatically convert into one-tenth of one ordinary share upon consummation of a business combination (“rights”), which rights will expire worthless in the event of our winding up. In the event of a liquidation, The Insiders have agreed that they will not receive any monies held in the Trust Account as a result of their ownership of shares issued to them prior to the IPO (the “Founder Shares” and, together with the Public Shares, the “ordinary shares” or “shares”) or the Ordinary Shares included in the Private Units (the “Private Shares”).

The Adjournment Proposal, if approved, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if we determine such additional time is necessary to approve the Extension Proposal or the Trust Amendment Proposal. The Adjournment Proposal will only be presented to our shareholders in the event that we determine additional time is necessary to approve the Extension Proposal or Trust Amendment Proposal.

The approval of the Extension Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of each of the Trust Amendment Proposal and Adjournment Proposal requires an ordinary resolution under the Trust Agreement and Articles, respectively, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

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Our Board has fixed the close of business on September 1, 2026, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that each of the Extension Proposal, Trust Amendment Proposal and Adjournment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

By Order of the Board of Directors of Cayson Acquisition Corp

Yawei Cao
Chairman
_______, 2026

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. To be counted, all proxy cards must be returned to the Company’s proxy solicitor, D.F. King & Co., Inc., at 28 Liberty Street, Floor 53, New York, NY 10005, by _______, 2026. If you are a shareholder of record, you may also cast your vote at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 10:00 a.m. Eastern Time on _______, 2026. This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.virtualshareholdermeeting.com/_______.

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CAYSON ACQUISITION CORP

A Cayman Islands Exempted Company

205 W. 37th Street

New York, NY 10018

EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. Eastern Time, on _______, 2026

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Cayson Acquisition Corp (“Cayson,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time, on _______, 2026, virtually, at https://www.virtualshareholdermeeting.com/_______ or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed.

The sole purposes of the Extraordinary General Meeting is to consider and vote upon, if thought fit, pass and approve the following resolutions:

●	to resolve as a special resolution, that the Company’s amended and restated memorandum and articles of association as adopted by special resolution September 19, 2024 with effect from September 23, 2024 (the “Existing Memorandum and Articles”) be amended in the manner set forth in Annex A to the accompany Proxy Statement (the “Extension Amendment”) pursuant to which the board of directors of the Company (the “Board”) may extend the date (the “Extension”) by which the Company must consummate a business combination (as defined in the Existing Memorandum and Articles) on a monthly basis, up to twelve (12) months (or until September 23, 2027) (the “Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Company’s sponsors, officers, directors, affiliates or designees (collectively, the “Insiders”) lend to the Company (each a “Contribution”) an aggregate of US$60,000 for each month utilized to consummate an initial business combination, which Contributions shall be deposited by the Company into the Trust Account (as defined in the Existing Memorandum and Articles ) and thereby increase the per-share redemption price paid in connection with the ultimate consummation of a business combination or the Company’s liquidation (the “Extension Proposal”);

●	to resolve as an ordinary resolution, that the Investment Management Trust Agreement, dated as of September 19, 2024 and amended on March 18, 2026 (the “Trust Agreement”), entered into by and between Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), and the Company be amended (the “Trust Amendment”) to change the amount of funds to be deposited into the trust account in connection with extending the time to complete an initial business combination as described in the Extension Proposal (the “Trust Amendment Proposal”);

●	to resolve as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to approve the Extension Proposal and the Trust Amendment Proposal be approved (the “Adjournment Proposal”).

Each of the proposals is more fully described in this proxy statement. Please take the time to read carefully each of the proposals in this proxy statement before you vote.

The purpose of the Extension Proposal is to allow us more time to complete our business combination while limiting the amount of funds required to be deposited into the trust account to obtain such additional time. The purpose of the Trust Amendment Proposal is to allow us to amend the Trust Agreement to amend the amount of funds to be deposited into the trust account in connection with extending the time to complete an initial business combination as described in the Extension Proposal. The Extension Proposal and Trust Amendment Proposal are conditioned on each other.

As described in the prospectus for our IPO, we had up to 12 months from the closing of the IPO (or until September 23, 2025) to consummate an initial business combination. However, pursuant to the Existing Memorandum and Articles, we had the right to extend the period of time we had to consummate an initial business combination up to three times by an additional three months each (for a total of up to 21 months from the closing of the IPO, or until June 23, 2026), provided that the Insiders, upon five days’ advance notice prior to the applicable deadline, deposited into the trust account $600,000 (or $0.10 per share) for each extension. The Insiders made such deposit for the first three-month extension in September 2025 and for the second three-month extension in December 2025.

On March 18, 2026, we held an extraordinary general meeting virtually, with respect to voting on, among other things, a proposal to extend the date by which we were required to complete an initial business combination on a monthly basis, up to twelve (12) months (or until March 23, 2027) and a proposal to amend the investment management trust agreement, dated September 19, 2024, to allow us to extend the termination date up to twelve times to March 23, 2027 with all twelve extensions comprised of one month each by providing five days’ advance notice to the Trustee and depositing into the Trust Account a payment of $125,000 per extension until March 23, 2027. On each of March 19, 2026, April 22, 2026, May 21, 2026, June 23, 2026, July 22, 2026 and August 26, 2026, $125,000 was deposited into the Trust Account, extending in monthly increments the deadline from March 23, 2026 to September 23, 2026.

Without the Extension, if we are unable to complete a business combination on or before September 23, 2026 and the Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company. Accordingly, our Board believes that it is advisable and in our best interest of the Company and our shareholders to approve the Extension on the terms described herein. Notwithstanding the foregoing, we may decide to abandon the Extension Proposal at any time and for any reason prior to effectuating the Extension.

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In connection with the Extension Proposal, holders of the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”) who purchased their ordinary shares as part of units sold in the IPO (such units the “Public Units” and such Ordinary Shares, the “Public Shares”, the holders thereof the “Public Shareholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the account established in connection with the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of units (the “Private Placement”, such units the “Private Placement Units”, the Private Placement Units collectively with the Public Units the “units”) simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest earned (net of taxes paid or payable), divided by the number of the then outstanding Public Shares, and which election we refer to as an “Election.” An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by the Extended Date.

WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME. If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when and if it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we may not be able to consummate our business combination.

We urge you to vote at the Extraordinary General Meeting regarding the proposals.

Based upon the amount in the Trust Account as of _________, 2026, the most recent practicable date prior to the date of this proxy statement, which was approximately $___ million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $___ at the time of the Extraordinary General Meeting.

The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $___ million that was in the Trust Account as of _________, 2026. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

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TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON _______, 2026, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension Proposal is not approved and we do not consummate a business combination by September 23, 2026 and our Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, each of which will automatically convert into one-tenth of one ordinary share upon consummation of a business combination (“rights”), which rights will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Ordinary Shares issued prior to the IPO (the “Founder Shares”, and such Founder Shares collectively with the Public Shares the “ordinary shares” or “shares”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares or the Ordinary Shares included in the Private Units (the “Private Shares”).

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if necessary to approve the Extension Proposal and Trust Amendment Proposal.

The approval of each of the Extension Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of each of the Trust Amendment Proposal and Adjournment Proposal requires an ordinary resolution under the Trust Agreement and the Articles, respectively, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on September 1, 2026, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged D.F. King & Co., Inc. (the “Proxy Solicitor”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $10,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated _______, 2026 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q.	A.
Why am I receiving this Proxy Statement?

We are a blank check company incorporated on May 27, 2024, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On September 23, 2024, we consummated our IPO from which we derived proceeds that were deposited into our Trust Account.

As described in the prospectus for our IPO, we had up to 12 months from the closing of the IPO (or until September 23, 2025) to consummate an initial business combination. However, pursuant to the Articles, we had the right to extend the period of time we had to consummate an initial business combination up to three times by an additional three months each (for a total of up to 21 months from the closing of the IPO, or until June 23, 2026), provided that the Insiders, upon five days’ advance notice prior to the applicable deadline, deposited into the trust account $600,000 (or $0.10 per share) for each extension. The Insiders made such deposit for the first three-month extension in September 2025 and for the second three-month extension in December 2025.

On March 18, 2026, we held an extraordinary general meeting virtually, with respect to voting on, among other things, a proposal to extend the date by which we were required to complete an initial business combination on a monthly basis, up to twelve (12) months (or until March 23, 2027) and a proposal to amend the investment management trust agreement, dated September 19, 2024, to allow us to extend the termination date up to twelve times to March 23, 2027 with all twelve extensions comprised of one month each by providing five days’ advance notice to the Trustee and depositing into the Trust Account a payment of $125,000 per extension until March 23, 2027. On each of March 19, 2026, April 22, 2026, May 21, 2026, June 23, 2026, July 22, 2026 and August 26, 2026, $125,000 was deposited into the Trust Account, extending in monthly increments the deadline from March 23, 2026 to September 23, 2026.

Without the Extension, if we are unable to complete a business combination on or before September 23, 2026 and the Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company. Accordingly, our Board believes that it is advisable and in our best interest of the Company and our shareholders to obtain the Extension on the terms described herein.

Q.	A.
What is being voted on?	You are being asked to vote on:

●	Proposal No. 1 - The Extension Proposal - to resolve as special resolution, that the Existing Memorandum and Articles be amended to extend the date by which we must consummate an initial business combination on a monthly basis, up to twelve (12) months (or until September 23, 2027), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Insiders lend to the Company an aggregate of US$60,000 for each month utilized to consummate an initial business combination, which Contributions shall be deposited by the Company into the trust account established in connection with the IPO and thereby increase the per-share redemption price paid in connection with the ultimate consummation of a business combination or the Company’s liquidation.

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●	Proposal No. 2 - The Trust Amendment Proposal - to resolve as an ordinary resolution, that the Trust Amendment be amended to change the terms of the amount of funds necessary to be deposited into the Trust Account to extend the time to consummate an initial business combination as contemplated by the Extension.

●	Proposal No. 3 - The Adjournment Proposal - to resolve as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to approve the Proposals, be approved.

We are not asking you to vote on our proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when and if it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we may not be able to consummate our business combination.

We urge you to vote at the Extraordinary General Meeting regarding the proposals.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $___ million that was in the Trust Account as of _________, 2026. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal is not approved and we do not consummate a business combination by September 23, 2026 and our Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares and Private Shares will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Shares.

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Q.	A.
Why is the Company proposing the Extension Proposal and Trust Amendment Proposal?

Our Articles currently provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination consummated on or before September 23, 2026 and we do not extend the date by which we can consummate such a transaction for another month by our Insiders depositing funds into the trust account.

Without the Extension, if we are unable to complete an initial business combination on or before September 23, 2026 and the Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company.

Accordingly, our Board is proposing the Extension Proposal to amend the Articles in the manner set forth in Annex A, to allow the Board to extend the date by which the Company must consummate a business combination on a monthly basis, up to twelve (12) months (or until September 23, 2027), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Insiders lend to the Company an aggregate of $60,000 for each month utilized to consummate an initial business combination. The Board is also proposing the Trust Amendment Proposal to effectuate the Trust Amendment to allow for the revised payment terms under the Extension Proposal to extend the time to consummate an initial business combination.

Each Contribution will be deposited in the trust account on or prior to the beginning of the subsequent monthly extension. The Insiders will not make any Contributions unless the Extension Amendment is approved and the Extension effectuated. The Contributions will not bear any interest and will be repayable by the Company to the lender upon consummation of a business combination. The loans will be forgiven if the Company is unable to consummate a business combination except to the extent of any funds held outside of the Company’s trust account.

Because each Contribution is set at $60,000 regardless of how many shares are redeemed in connection with this meeting, the per-share amount of the Contribution will change based on how many shares are actually redeemed. For example, if no public shares are redeemed, the effective per-share amount contributed for each monthly extension would be approximately $____ per share. Conversely, if ______ public shares are redeemed, the effective per-share amount contributed for each monthly extension would be approximately $_____ per share.

We will file a Current Report on Form 8-K promptly after the applicable monthly deadline announcing whether or not the necessary funds had been timely deposited. If we have not made the Contribution within 30 days of the end of each month during the extended period, we will dissolve and liquidate as described herein.

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Q	A.
Why should I vote “FOR” the Extension Proposal and Trust Amendment Proposal?

Our Articles provide that if our shareholders approve an amendment of our Articles modifying the timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before the then current termination date, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned net of taxes paid or payable, divided by the number of the then outstanding Public Shares.

As described above, we will need more time to consummate an initial business combination. Accordingly, our Board believes such circumstances warrant providing the Company with additional time to complete a business combination, particularly since we are also affording shareholders who wish to redeem their Public Shares the opportunity to do so. The Board is also proposing the Trust Amendment Proposal to effectuate the Trust Amendment to allow for the revised payment terms under the Extension Proposal to extend the time to consummate an initial business combination.

Whether a holder of Public Shares votes in favor of or against the Extension Proposal or does not vote at all, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned net of taxes paid or payable, divided by the number of then outstanding Public Shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Shareholders and we are not proposing and will not propose to change that obligation to the Public Shareholders.

Accordingly, our Board recommends that you vote in favor of each of the Extension Proposal and Trust Amendment Proposal.

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Q.	A.
Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that we need more time to approve the Extension Proposal or Trust Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q.	A.
How do the Company insiders intend to vote their shares?

Our Insiders beneficially own an aggregate of 1,730,000 ordinary shares. Such shares represent approximately ___% of our issued and outstanding ordinary shares. We have been informed that they intend to vote their shares in favor of the Extension Proposal and Trust Amendment Proposal.

In addition, the Insiders may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting at prices no greater than the redemption price. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased subject to applicable securities laws. The purpose of such share purchases and other transactions would be to increase the likelihood of consummating the business combination and increasing the amount of funds retained in the Trust Account as the purchasers would seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares for a portion of the Trust Account.

The Insiders may also enter into transactions with investors and others to provide them with incentives to reverse any redemption requests. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors of our securities for nominal value. We would file a Current Report on Form 8-K disclosing the material terms of any purchases or arrangements made by any of the Company’s directors, executive officers or their respective affiliates, such as the purchase price or incentives agreed to, the impact, if any, on the likelihood of approval of the Extension Proposal and the identities or nature/type of the sellers of the shares if not purchased in the open market. However, any shares purchased by the foregoing individuals and entities would increase the likelihood of approving the Extension Proposal. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

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Q.	A.
What vote is required to adopt the Extension Proposal?	The approval of the Extension Proposal requires a special resolution under the Articles, being a resolution passed by a majority of at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. We would need ___ of the Public Shares to be voted in favor of the Extension Proposal to have it approved (assuming the Insiders vote in favor of such proposal).

Q.	A.
What vote is required to approve the Trust Amendment Proposal and Adjournment Proposal?	The approval of each of the Trust Amendment Proposal and Adjournment Proposal requires an ordinary resolution under the Trust Agreement and the Articles, respectively, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q.	A.
What if I do not want to vote “FOR” the Extension Amendment or Trust Amendment?

If you do not want any of the Extension Amendment or Trust Amendment to be approved, you must vote “AGAINST” such proposals. If the Extension Proposal and the Trust Amendment Proposal are approved, and the Extension and Trust Amendment are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Proposals (i.e., it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote. If only the Extension Amendment Proposal is approved, the Company will determine whether to present the Adjournment Proposal for a vote.

Q.	A.
What happens if the Extension Proposal and Trust Amendment Proposal are not approved?

If our shareholders do not approve the Extension Proposal and Trust Amendment Proposal, the Board will not be allowed to effectuate the Extension. If the Extension Proposal and Trust Amendment Proposal are not approved and we do not consummate a business combination by September 23, 2026 and the Insiders do not agree to deposit $125,000 into the trust account for the next month extension, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not released to us to pay our taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares and Private Shares will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Shares.

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Q.	A.
If the Extension Proposal and Trust Amendment Proposal are approved, what happens next?

We will continue our efforts to consummate an initial business combination. Upon approval of the Extension Proposal and Trust Amendment Proposal by the requisite number of votes, the Extension and Trust Amendment will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our Public Units, Public Shares and the rights contained in the Public Units (the “Public Rights”) will remain publicly traded.

Pursuant to the Extension Proposal, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by the Insiders as a result of their ownership of the Founder Shares and Private Shares.

We will also effectuate the Trust Amendment to amend the Trust Agreement to provide for the new terms of the Contributions that we will be required to make for each monthly extension pursuant to the Extension.

If the Extension Proposal and Trust Amendment Proposal approved but we do not complete a business combination by the Extended Date or any Contribution required to be made is not so made as described herein, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be reduced due to unforeseen claims of creditors.

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with our proposed business combination?

A.

Yes. Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any proposed business combination we may present to shareholders, subject to any limitations set forth in our Articles.

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Q. How do I change my vote?

A.

You may change your vote by sending a later-dated, signed proxy card to our Proxy Solicitor at 2 Robbins Lane, Suite 201, Jericho, NY 11753, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting virtually and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Articles, being a resolution passed by a majority of at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved as an ordinary resolution under the Trust Agreement and the Articles, respectively, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote virtually at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?

A.

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the a majority of the issued and outstanding ordinary shares entitled to vote at such meeting being individual present in person (including virtually) or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least ______ ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

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Q. Who can vote at the Extraordinary General Meeting?

A.

Only holders of record of our ordinary shares at the close of business on September 1, 2026, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date, 5,288,092 ordinary shares were outstanding and entitled to vote.

Shareholder of Record / Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner / Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting which is being held virtually. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What interests do the Company’s Sponsors, directors and officers have in the approval of the proposals?

A.

Our Insiders have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of Founder Shares and Private Shares and the possibility of future compensatory arrangements.

Q. Do I have appraisal or dissenters’ rights if I object to the Extension Proposal or Trust Amendment Proposal?	A. Our shareholders do not have appraisal or dissenters’ rights in connection with the Extension Proposal or Trust Amendment Proposal under Cayman Islands law.

Q. What do I need to do now?

A.

We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

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Q. How do I vote?

A.

If you are a holder of record of our ordinary shares, you may vote virtually at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote at the meeting if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares in connection with the Extension?

A.

Each of our Public Shareholders who (i) holds Public Shares or (ii) holds Public Shares as part of Units and elects to separate such Units into the underlying Public Shares and Public Rights prior to exercising its redemption rights with respect to the ordinary shares may submit an election that, if the Extension is implemented, such Public Shareholder elects to redeem all or a portion of his ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares.

Holders of Units must elect to separate the underlying ordinary shares and Public Rights prior to exercising redemption rights with respect to the ordinary shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying ordinary shares and Public Rights, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying ordinary shares and Public Rights in order to exercise redemption rights with respect to the ordinary shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004 Attn: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on _______, 2026, two business days before the Extraordinary General Meeting).

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Q. What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?

A.

We will pay for the entire cost of soliciting proxies. We have engaged the Proxy Solicitor to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Proxy Solicitor a fee of $10,000. We will also reimburse Proxy Solicitor for reasonable out-of-pocket expenses not to exceed $10,000 and will indemnify Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

D.F. King & Co., Inc.

28 Liberty Street, Floor 53

New York, NY 10005

Toll-free: (800) 549-6697

Banks or brokers may call collect: (646) 665-7701

Email: CAPN@dfking.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

●	our ability to complete our initial business combination;

●	our expectations around the performance of the prospective target business or businesses;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

●	the trust account possibly being subject to claims of third parties; or

●	our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described below, as well as under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

20

RISK FACTORS

You should consider carefully all of the risks described below as well as in our reports we file with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Risks related to Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in September 2024 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. Due to the length of time that we have been searching for a business combination, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash from the outset of our IPO. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our rights would expire worthless.

Risks related to Committee on Foreign Investment in the United States

Certain of the Insiders are non-U.S. persons and are located in, or have significant ties to, foreign jurisdictions. As a result, this may make it harder for the Company to complete an initial business combination if such a transaction is determined to be subject to U.S. foreign investment regulations and review by a U.S. government entity. The Committee on Foreign Investment in the United States (“CFIUS”) is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If an initial business combination falls within the scope of foreign ownership restrictions, the Company may be unable to consummate such transaction.

In addition, if an initial business combination falls within CFIUS’s jurisdiction, the parties may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the transaction without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay the business combination or impose conditions to mitigate national security concerns with respect to such business combination if the parties proceeded without first obtaining CFIUS clearance.

The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of any business combination. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Failure to obtain any required approvals within the requisite time period may prevent the parties from completing the business combination and require the Company to liquidate. If the Company liquidates, the Company’s rights will expire worthless and Public Shareholders may lose the potential investment opportunity in a combined company and the opportunity of realizing future gains on the securities of the combined company through any price appreciation in the combined company.

Risks related to Conflicts of Interest

The Insiders have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and Private Shares and the possibility of future compensatory arrangements. See the section below titled “The Extraordinary General Meeting – Interests of Insiders” for further information relating to such interests.

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BACKGROUND

We are a blank check company incorporated on May 27, 2024 in the Cayman Islands as an exempted company, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Our sponsors are Yawei Cao, our Chief Executive Officer, and Cayson Holding LP, a Delaware limited partnership, which is affiliated with members of our management team. On May 29, 2024, Cayson Holding LP acquired an aggregate of 1,725,000 Founder Shares for an aggregate purchase price of $25,000. Thereafter, it transferred an aggregate of 862,500 Founder Shares to Yawei Cao.

On September 23, 2024, the Company consummated the IPO of 6,000,000 Units. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placement”) of 230,000 Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $2,300,000. The Private Placement Units were purchased by Yawei Cao and TenX Global Capital LP, an affiliate of Taylor Zhang, the Company’s Chief Financial Officer.

On October 15, 2024, the underwriters elected to terminate their over-allotment option and as a result an aggregate of 225,000 Founder Shares were forfeited by the Sponsors and cancelled.

In September 2025 the Insiders deposited funds in the Trust Account to obtain the first three month extension to consummate an initial business combination to December 2025.

Effective as of December 17, 2025, an additional $600,000 was deposited into the trust account to obtain the second three month extension extend the time that the Company had to consummate an initial business combination from December 23, 2025 to March 23, 2026.

On March 18, 2026, we held an extraordinary general meeting virtually, with respect to voting on, among other things, a proposal to extend the date by which we were required to complete an initial business combination on a monthly basis, up to twelve (12) months (or until March 23, 2027) and a proposal to amend the investment management trust agreement, dated September 19, 2024, to allow us to extend the termination date up to twelve times to March 23, 2027 with all twelve extensions comprised of one month each by providing five days’ advance notice to the Trustee and depositing into the Trust Account a payment of $125,000 per extension until March 23, 2027. On each of March 19, 2026, April 22, 2026, May 21, 2026, June 23, 2026, July 22, 2026 and August 22, 2026, $125,000 was deposited into the Trust Account, extending in monthly increments the deadline from March 23, 2026 to September 23, 2026.

Without the Extension, if we are unable to complete a business combination on or before September 23, 2026 and the Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company.

As of _________, 2026, there was approximately $___ million in the Trust Account.

Our principal executive offices are located at 205 W. 37th Street, New York, NY 10018 and our telephone number is (203) 998-5540.

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PROPOSAL 1 - THE EXTENSION PROPOSAL

The Extension Proposal

We are proposing to amend the Existing Memorandum and Articles, in the manner set forth in Annex A, to allow the Board to extend the date by which we have to consummate a business combination on a monthly basis, up to twelve (12) months (or until September 23, 2027), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Insiders lend to the Company an aggregate of $60,000 for each month utilized to consummate an initial business combination, which Contributions shall be deposited by the Company into the Trust Account and thereby increase the per-share redemption price paid in connection with the ultimate consummation of a business combination or the Company’s liquidation. Each Contribution will be deposited in the trust account on or prior to the beginning of the subsequent monthly extension. The Insiders will not make any Contributions unless the Extension Amendment is approved and the Extension effectuated. The Contributions will not bear any interest and will be repayable by the Company to the lender upon consummation of a business combination. The loans will be forgiven if the Company is unable to consummate a business combination except to the extent of any funds held outside of the Company’s trust account.

Because each Contribution is set at $60,000 regardless of how many shares are redeemed in connection with this meeting, the per-share amount of the Contribution will change based on how many shares are actually redeemed. For example, if no public shares are redeemed, the effective per-share amount contributed for each monthly extension would be approximately $___ per share. Conversely, if _____ public shares are redeemed, the effective per-share amount contributed for each monthly extension would be approximately $___ per share.

Without the Extension, if we are unable to complete a business combination on or before September 23, 2026 and the Insiders do not agree to deposit $125,000 into the trust account for the next month extension (which they are under no obligation to do), we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company

If the Extension Proposal is not approved and we do not consummate a business combination by September 23, 2026 and the Insiders do not loan us the funds necessary to extend the date to consummate a business combination to October 23, 2026, then, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably practicable but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not released to us to pay our taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares, including the Insiders, and Private Shares will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Shares.

The Board’s Reasons for the Extension Proposal

Our Articles provide that if our shareholders approve an extension of our deadline to complete an initial business combination, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of the then outstanding Public Shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The purpose of the Extension Proposal is to allow us more time to complete an initial business combination as described above.

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WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME. If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when and if it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we may not be able to consummate our business combination.

If the Extension Proposal is Not Approved

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by September 23, 2026 and the Insiders do not loan us the funds necessary to extend the date to consummate a business combination to October 23, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not released to us to pay our taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares and Private Shares will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Shares.

If the Extension Proposal is Approved

We will continue our efforts to complete an initial business combination by the Extended Date. Upon approval of the Extension Proposal, the Extension will become effective with the filing of the amendment with the Cayman Islands registrar. We will remain a reporting company under the Exchange Act, and our units, Public Shares and Public Rights will remain publicly traded.

We will file a Current Report on Form 8-K promptly after the applicable monthly deadline announcing whether or not the necessary funds had been timely deposited.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Elections will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $___ million that was in the Trust Account as of _________, 2026. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

All rights will remain outstanding and will automatically convert into one-tenth of one ordinary share upon the completion of the Company’s initial business combination.

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date or any Contribution required to be made is not so made as described herein, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be reduced due to unforeseen claims of creditors.

Resolution

The full text of the resolution to be voted upon is as set forth in Annex A

Vote Required for Approval

The Extension Proposal must be approved as a special resolution under the Articles, being a resolution passed by a majority of at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not have any effect on voting on the proposals presented at the Extraordinary General Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION PROPOSAL.

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PROPOSAL 2 – THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

The Board is proposing the Trust Amendment Proposal to effectuate the Trust Amendment to allow for the revised payment terms under the Extension Proposal to extend the time to consummate an initial business combination.

Approval of the Trust Amendment Proposal would not restrict a holder’s right to redeem any amount of public shares. We believe the foregoing is in the best interests of our company and shareholders

If the Trust Amendment Proposal is Approved

We will revise the Trust Agreement to reflect the new payment terms to extend the time to consummate an initial business combination pursuant to the Extension Amendment.

If the Trust Amendment Proposal is Not Approved

We will not be able to effectuate the Extension Amendment.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the Investment Management Trust Agreement, dated as of September 19, 2024 and amended on March 18, 2026 (the “Trust Agreement”), entered into by and between Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), and the Company be amended to change the amount of funds to be deposited into the trust account in connection with extending the time to complete an initial business combination as described in the Extension Proposal (the “Trust Amendment”).”

Vote Required for Approval

The Trust Amendment Proposal requires a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person online on the Trust Amendment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not have any effect on voting on the proposals presented at the Extraordinary General Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

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PROPOSAL 3 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if necessary to approve the Extension Proposal and Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that we need additional time to approve either the Extension Proposal or Trust Amendment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that, in the event that it is determined that additional time is necessary to solicit further votes to approve the Extension Proposal or Trust Amendment Proposal, the chairman of the Extraordinary General Meeting be directed and authorized to adjourn such meeting in accordance with the Articles of Association of the Company and Cayman Islands law to permit further solicitation and vote of proxies.”

Vote Required for Approval

The approval of the Adjournment Proposal requires a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person online on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not have any effect on voting on the proposals presented at the Extraordinary General Meeting.

Recommendation of the Board

IF PRESENTED, OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at 10:00 a.m. Eastern Time, on _______, 2026, virtually, at https://www.virtualshareholdermeeting.com/_______, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on September 1, 2026, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company rights do not carry voting rights.

On the record date of the Extraordinary General Meeting, there were 5,288,092 ordinary shares outstanding.

If you do not want the Extension Proposal or Trust Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal and Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal or the Trust Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Proxy Solicitor to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact Proxy Solicitor at:

D.F. King & Co., Inc.

28 Liberty Street, Floor 53

New York, NY 10005

Toll-free: (800) 549-6697

Banks or brokers may call collect: (646) 665-7701

Email: CAPN@dfking.com

Interests of our Sponsors, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsors, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	If the Extension Proposal is not approved and we do not consummate a business combination, the Insiders 1,500,000 Founder Shares which were acquired for an aggregate purchase price of $25,000 and the 230,000 Private Shares which were acquired for an aggregate purchase price of $2,300,000 will be worthless (as the holders of the Founder Shares and Private Shares have waived liquidation rights with respect to such securities). Such ordinary shares would have a value of approximately $17.3 million assuming a price of $10.00 per share.
●	All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.
●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

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●	If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsors have agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Additionally, if the Extension Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for any such transaction.

Redemption Rights

Each of our Public Shareholders who (a) holds Public Shares or (b) holds Public Shares as part of Public Units and elect to separate such Public Units into the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares may submit an election that such Public Shareholder elects to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON _______, 2026, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of Public Units must elect to separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their Public Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Public Units into the underlying Public Shares and Public Rights, or if a holder holds Public Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Public Units into the underlying Public Shares and Public Rights in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, New York 10004, Email: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on _______, 2026, two business days before the Extraordinary General Meeting.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time until the vote at the Extraordinary General Meeting (or after the vote with our consent). If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of _________, 2026, the most recent practicable date prior to the date of this proxy statement, which was approximately $___ million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $___ at the time of the Extraordinary General Meeting.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a Public Shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion assumes that the Public Shares and Public Rights are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the Public Shares and Public Rights underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the units (including alternative characterizations of the units).

This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as estate or gift taxes, the alternative minimum tax, nor does it address any aspects of U.S. state or local or non-U.S. taxation.

This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

●	Our initial shareholders;

●	banks, financial institutions, or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	S-corporations;

●	Governments or agencies or instrumentalities thereof;

●	Insurance companies;

●	Regulated investment companies;

●	Real estate investment trusts;

●	Expatriates or former long-term residents of the United States;

●	Persons that actually or constructively own five percent or more of our shares;

●	Persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

In addition, this discussion is limited to investors who or that hold our securities as capital assets for U.S. federal income tax purposes (generally, property held for investment) under the Code.

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This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding our securities and partners in such partnerships should consult their own tax advisors.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR PUBLIC SHARES CONTEMPLATING THE EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders (as defined below) of our Public Shares that elect to have their shares of the Company redeemed for cash if the Extension is implemented (a “Redeeming U.S. Holder”).

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our securities who or that is, for U.S. federal income tax purposes:

●	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we will likely be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares who or that exercises their redemption rights will depend on whether the redemption qualifies as a sale or exchange of the Public Shares under Section 302 of the Code (rather than as a corporate distribution). Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the Redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the Redeemed U.S. Holder as a result of owning rights) relative to all of the shares of the Company outstanding before and after the redemption. A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights). There will be a complete termination of a Redeeming U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by such Redeeming U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the Redeeming U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning rights). A Redeeming U.S. Holder’s adjusted tax basis in its Public Shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share) less any prior distributions treated as a return of capital.

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Such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is unclear, however, whether the redemption rights associated with our shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, it is possible that the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

The redemption of Public Shares generally will be treated as a sale or exchange of the Public Shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also any shares such U.S. Holder has a right to acquire by exercise of an option, (which generally would include shares which could be acquired upon the automatic conversion of the rights), and in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the redemption tests described above are satisfied, the redemption will be treated as a distribution with respect to the shares, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code. If you are a corporate U.S. Holder, the amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. If the redemption is treated as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided that we are not treated as a PFIC, as discussed in Passive Foreign Investment Company Rules,” below, with certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally may constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the preferential tax rate on qualified dividend income.

Any distribution in excess of our current or accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s shares remaining Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in the rights or possibly in other shares constructively owned by it.

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As these rules are complex, U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts are subject to a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e. a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or rights and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or rights (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

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Under these special rules:

●	any gain or “excess distribution” will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or rights;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	An additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its rights to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than upon exercise or conversion of such rights), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that exercises such rights, or where such rights have been converted, properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our rights. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

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If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year generally will apply for subsequent years to a Redeeming U.S. Holder who held shares or rights while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect of its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our rights.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or rights should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our securities who or that elect to have their Public Shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

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Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the redemption unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale, such dividend will not be subject to United States federal income tax, unless the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to our shares and proceeds from the sale, exchange or redemption of our securities may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Redeeming Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of September 1, 2026 held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the public rights or the rights contained in the Private Placement Units as rights may not be convertible within 60 days of the date hereof.

Name and address of beneficial owner(1)	Amount and nature of beneficial ownership		Approximate percentage of outstanding Ordinary Shares
Yawei Cao	769,780	(2)	%
Cayson Holding LP	750,000	(3)	%
Taylor Zhang	960,220	(4)	%
Annie Liang-Zhou	0	(2)	*
Sanxin Yan	0	(2)	*
Yue Zhuge	0	(2)	*
All officers and directors as a group (five individuals)	1,730,000	(5)	%
Polar Asset Management Partners Inc.(6)	275,000		5.2%
Wolverine Asset Management LLC(7)	275,700		5.2%
Mizuho Financial Group, Inc.(8)	645,000		8.2%
W. R. Berkley Corporation(9)	997,282		9.4%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Cayson Acquisition Corp, 420 Lexington Avenue, Room 2446, New York NY 10170.

(2)	Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in Cayson Holding LP.

(3)	Cayson Holding LP is the record holder of the founder shares and private shares reported herein. Cayson Management LLC is the general partner of Cayson Holding LP and Taylor Zhang is the manager of Cayson Management LLC.

(4)	Represents 750,000 shares held directly by Cayson Holding LP as indicated above in footnote 3 and 210,220 shares held by TenX Global Capital LP, an affiliate of Mr. Zhang. Accordingly, Mr. Zhang is deemed to be the beneficial owner of all of such shares.

(5)	Represents shares beneficially held by Yawei Cao and Taylor Zhang as indicated above in footnotes 3 and 4.

(6)	Represents shares held by Polar Asset Management Partners Inc., which serves as the investment advisor to Polar Multi-Strategy Master Fund with respect to shares held by such entity. The business address of such entity is 16 York Street, Suite 2900, Toronto, Ontario M5J OE6. Based on a Schedule 13G filed on May 15, 2026.

(7)	Wolverine Asset Management, LLC (“WAM”) is an investment adviser and has voting and dispositive power over 403,715 Ordinary Shares. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over 275,700 Ordinary Shares. The business address of such entities is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604. Based on a Schedule 13G filed on April 20, 2026.

(8)	Represents shares held by Mizuho Financial Group, Inc. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The business address of such entity is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. Based on a Schedule 13G/A filed on February 13, 2025.

(9)	The business address is 475 Steamboat Road, Greenwich, CT 06830. Based on a Schedule 13G/A filed on May 7, 2026.

Our initial shareholders have agreed, subject to applicable securities laws, (A) to vote any shares owned by them in favor of any proposed business combination, (B) not to redeem any Founder Shares or Private Shares in connection with a shareholder vote to approve a proposed initial business combination and (C) to waive liquidation rights with respect to their Founder Shares and Private Shares.

Our Sponsors and their controlling individuals and our executive officers are deemed to be our “promoters” as such term is defined under the federal securities laws.

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HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 205 W. 37th Street, New York, NY 10018, to inform us of the shareholder’s request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

D.F. King & Co., Inc.

28 Liberty Street, Floor 53

New York, NY 10005

Toll-free: (800) 549-6697

Banks or brokers may call collect: (646) 665-7701

Email: CAPN@dfking.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 205 W. 37th Street, New York, NY 10018.

If you are a shareholder of the Company and would like to request documents, please do so by ________, 2026 in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

FULL TEXT OF SPECIAL RESOLUTIONS RELATING TO

AMENDMENTS TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CAYSON ACQUISITION CORP

In respect of the Extension Proposal:

“IT IS RESOLVED as a special resolution that:

(a)	Article 37.8 of the Amended and Restated Memorandum and Articles of Association of the Company as adopted by special resolution dated 19 September 2024 with effect from 23 September 2024 (the Existing Memorandum and Articles) be deleted in its entirety and replaced with the following new Article 37.8:

“37.8	The Company has until 23 September 2026 to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by 23 September 2026, the Company may, by Resolution of Directors, extend the period of time to consummate a Business Combination on a monthly basis, up to twelve (12) months (up to 23 September 2027) (the Extended Date) to complete a Business Combination, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Sponsors and the Company’s officers, directors, affiliates or designees (collectively, the Insiders) lend to the Company (each a Contribution) an aggregate of US$60,000 for each month utilized to consummate an Business Combination, which Contributions shall be deposited by the Company into the Trust Account. In the event that the Company does not consummate a Business Combination by the relevant Extended Date (subject to all monthly extensions having been validly made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

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(b)	Article 37.9 of the Existing Memorandum and Articles be deleted in its entirety and replaced with the following new Article 37.9:

“37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or
(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the relevant Extended Date (subject to all monthly extensions having been validly made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares (excluding any Public Shares held by Founders),

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the approval of any such amendment, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.”

(c)	Article 37.11 of the Existing Memorandum and Articles be deleted in its entirety and replaced with the following new Article 37.11:

“37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time by which the Company has to consummate a Business Combination; or

(B)	amend the foregoing provisions of these Articles.”

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PRELIMINARY PROXY

CAYSON ACQUISITION CORP

A Cayman Islands Exempted Company

205 W. 37th Street

New York, NY 10018

EXTRAORDINARY GENERAL MEETING

10:00 AM EASTERN TIME

_______, 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

CAYSON ACQUISITION CORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

_______, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated _______, 2026, in connection with the special meeting to be held at 10:00 a.m. Eastern Time, on _______, 2026, virtually, at https://www.virtualshareholdermeeting.com/_______, and hereby appoints Yawei Cao and Taylor Zhang the attorney and proxy of the undersigned, with power of substitution, to vote all ordinary shares of Cayson Acquisition Corp (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. Unless otherwise specified, all capitalised terms shall have the same meanings as those defined in the Notice and Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on _______, 2026: This notice of meeting and the accompany proxy statement are available at https://www.virtualshareholdermeeting.com/_______.

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN
Resolved as a special resolution that the Existing Memorandum and Articles be amended in the manner set forth in Annex A to the accompanying Proxy Statement to allow for the board of directors of the Company to extend the date by which the Company must consummate a business combination, as provided for in the proxy statement.	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
Resolved as an ordinary resolution that Trust Agreement be amended to allow for the Extension as provided for in the proxy statement.	☐	☐	☐
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Resolved as an ordinary resolution that the extraordinary general meeting be adjourned to a later date or dates, if the Company determines that additional time is necessary to approve the Extension Proposal and Trust Amendment Proposal.	☐	☐	☐

Dated: ________________________, 2026

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO D.F. KING & CO., INC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.